Exhibit 21.1

SUBSIDIARIES OF HERSHA HOSPITALITY TRUST
(As of December 31, 2007)

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Hersha Hospitality Trust	N/A	MD
Hersha Hospitality Limited Partnership (“HHLP”) (the “Operating Partnership”)	86.42% by Hersha Hospitality Trust (General Partnership Interest)	VA
10.13% by Hersha Affiliates 3.45% by a third party
HHLP King of Prussia, Inc.	100% by HHLP	PA
HHLP Malvern, Inc.	100% by HHLP	PA
HHLP Oxford Valley, Inc.	100% by HHLP	PA
HHLP Wilmington, Inc.	100% by HHLP	DE
Mystic Special Purpose Corp.	100% by Mystic Partners, LLC	DE
Chelsea Grand East Manager, LLC	100% by HHLP	DE
44 Norwood Managing Member, LLC	100% by HHLP	DE
44 Brookhaven, LLC	100% by HHLP	DE
44 Hauppauge, LLC	100% by HHLP	DE
44 Dartmouth One, LLC	100% by HHLP	DE
44 Dartmouth Two, LLC	100% by HHLP	DE
44 Franklin Managing Member, LLC	100% by HHLP	MA
44 Alexandria Hotel, LLC	100% by HHLP	DE
PRA Glastonbury, LLC	40% by HHLP	CT
60% by a third party
Logan Hospitality Associates, LLC	55% by HHLP	MA
45% by third parties
Inn America Hospitality at Ewing, LLC	50% by HHLP	NJ
50% by third parties
HHLP King of Prussia Associates, LP	1% by HHLP King of Prussia, Inc.	PA
99% by HHLP
HHLP Malvern Associates, LP	1% by HHLP Malvern, Inc.	PA
99% by HHLP
HHLP Oxford Valley Associates, LP	1% by HHLP Oxford Valley, Inc.	PA
99% by HHLP
HHLP Wilmington Associates, LP	1% by HHLP Wilmington, Inc.	DE
99% by HHLP
SB Partners, LLC	49.9% by HHLP Boston Two, LLC	MA
50.1% by third parties
Hiren Boston, LLC	49.9% by HHLP Boston One, LLC	MA
50.1% by third parties
LTD Associates One, LLC	75% by HHLP	VA
25% by third parties
LTD Associates Two, LLC	75% by HHLP	VA
25% by third parties
Affordable Hospitality Associates, LP	99% by HHLP	PA
1% by Race Street, LLC
Mystic Partners, LLC	Varying Percentages (based on certain assets owned by Mystic Partners, LLC) by HHLP and by third parties	DE
315 Trumbull Street Associates, LLC	88% by Mystic Partners, LLC	CT
12% by a third party
Danbury Suites, LLC	99% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
Waterford Suites, LLC	99% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
Warwick Lodgings, LLC	99% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
Norwich Hotel, LLC	99% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
Whitehall Mansion Partners, LLC	100% by Mystic Partners, LLC	CT
Southington Suites, LLC	66% by Mystic Partners, LLC	CT
33% by a third party
1% by Mystic Special Purpose Corp.
Adriaen’s Landing Hotel, LLC	0.6507% by HHLP	CT
3.6873% by a third party
95.662% by Mystic Partners, LLC
Exit 88 Hotel, LLC	0.1% by Mystic Special Purpose Corp.	CT
99.9% by Mystic Partners, LLC
790 West Street, LLC	67% by Mystic Partners, LLC	CT
33% by a third party
PRA Suites At Glastonbury, LLC	48% by HHLP	CT
51% by Joseph Pacitti
1% by PRA Suites at Glastonbury Management, LLC
Hersha PRA, LLC	52% by Joseph Pacitti	DE
48% by 44 New England Management Company
HHLP Boston One, LLC	100% by HHLP	MA
HHLP Boston Two, LLC	100% by HHLP	MA
HHLP Bethlehem, LLC	100% by HHLP	PA
HHLP Bethlehem Associates, L.P.	1% by HHLP Bethlehem, LLC	PA
99% by HHLP
HHLP Langhorne One, LLC	100% by HHLP	PA
HHLP Langhorne One Associates, LLC	1% by HHLP Langhorne One, LLC	PA
99% by HHLP

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
HHLP Scranton, LLC	100% by HHLP	PA
HHLP Scranton Associates, L.P.	.5% by HHLP Scranton, LLC	PA
99.5% by HHLP

Hersha Hospitality, LLC (“HH LLC”)	100% by HHLP	VA
HHLP Valley Forge Associates	1% by HH LLC	PA
99% by HHLP
2844 Associates	1% by HH LLC	PA
99% by HHLP
3044 Associates	1% by HH LLC	PA
99% by HHLP
44 Frederick Associates	1% by HH LLC	PA
99% by 3044 Associates
3144 Associates	1% by HH LLC	PA
99% by HHLP
3544 Associates	1% by HH LLC	PA
99% by HHLP
HHLP Tyson’s Corner Associates, LLC	100% by HHLP	DE
LTDO, LLC	75% by HHLP	VA
25% by third parties
LTDT, LLC	75% by HHLP	VA
25% by third parties
Race Street, LLC	100% by HHLP	PA
Hersha Hospitality Limited Liability Company - Carlisle	100% by HHLP	DE
944 Associates	1% by Hersha Hospitality Limited Liability Company - Carlisle	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - Danville	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Hershey	100% by HHLP	DE
2144 Associates - Hershey	1% by Hersha Hospitality Limited Liability Company - Hershey	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - New Columbia	100% by HHLP	DE
2144 Associates - New Columbia	1% by Hersha Hospitality Limited Liability Company - New Columbia	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - New Cumberland	100% by HHLP	DE
1244 Associates	1% by Hersha Hospitality Limited Liability Company - New Cumberland	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - Selinsgrove	100% by HHLP	DE
2144 Associates - Selinsgrove	1% by Hersha Hospitality Limited Liability Company - Selinsgrove	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - West Hanover	100% by HHLP	DE
2444 Associates	1% by Hersha Hospitality Limited Liability Company - West Hanover	PA
99% by HHLP
44 Framingham Associates, LLC	100% by HHLP	MA
44 Hartford Associates, LLC	100% by HHLP	CT
44 Edison Associates, LLC	100% by HHLP	NJ
Hersha Hospitality Greenbelt, LLC	100% by HHLP	VA
Brentwood Greenbelt, LLC	1% by Hersha Hospitality Greenbelt, LLC	VA
99% by HHLP
Golden Triangle Greenbelt, LLC	74% by Brentwood Greenbelt, LLC	MD
26% by third parties
44 Aarti Associates, LP	1% by HH LLC	PA
99% by HHLP
44 Laurel Associates, LLC	100% by HHLP	MD
Brisam Hotel, LLC	100% by HHLP	NY
44 Brookline Hotel, LLC	100% by HHLP	DE
Metro JFK Associates, LLC	1% by Metro JFK Managing Member, LLC	NY
100%by HHLP
H Eighth Avenue Associates, LLC	100% by HHLP	NY
H Forty First Street, LLC	100% by HHLP	NY
HHLP Norwood Associates, LLC	99% by HHLP	MA
1% by HHLP Norwood Managing Member, LLC

HHLP Hauppauge Associates, LLC	99.5% by HHLP	NY
.5% by 44 Hauppauge, LLC
HHLP Brookhaven Associates, LLC	99.5% by HHLP	NY
.5% by 44 Brookhaven, LLC
44 Cambridge Associates, LLC	100% by HHLP
HHLP Dartmouth One Associates, LLC	99% by HHLP	MA
1% by 44 Dartmouth One, LLC
HHLP Dartmouth Two Associates, LLC	99% by HHLP	MA
1% by 44 Dartmouth Two, LLC
HHLP Franklin Associates, LLC	99% by HHLP	MA
1% by Franklin Managing Member, LLC
Chelsea Grand East, LLC	1% by Chelsea Grand East Manager, LLC	NY
99% by HHLP
44 New England Management Company	100% by HHLP	VA
HHM Leasehold Interests, Inc.	1% by HHLP	VA
99% by Hersha Hospitality Management, LP
Hersha PRA TRS, Inc.	100% by PRA Glastonbury, LLC	DE
HT Inn America TRS, Inc.	100% Inn America Hospitality at Ewing, LLC	DE
Revere Hotel Group, LLC	99% by Logan Hospitality Associates, LLC	MA
1% by third parties
South Bay Sandeep, LLC	100% by SB Partners, LLC	MA

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
44 Brookline Management, LLC	100% by 44 New England Management Company	DE
44 Delaware, LLC	100% by 44 New England Management Company	DE
44 Greenbelt Two, LLC	100% by 44 New England Management Company	DE
44 Greenbelt One, LLC	100% by 44 New England Management Company	DE
44 Tyson’s Corner, LLC	100% by 44 New England Management Company	DE
South Bay Boston, LLC	49.9% by 44 New England Management Company	DE
51.1% by third parties

HT LTD Williamsburg, LLC	75% by 44 New England Management Company	DE
25% by third parties
HT LTD Williamsburg Two, LLC	75% by 44 New England Management Company	DE
25% by third parties
Philly One TRS, LLC	80% by 44 New England Management Company	PA
20% by a third party
Mystic Partners Leaseco, LLC	Varying Percentages (based on certain assets owned by Mystic Partners Leaseco, LLC) by 44 New England Management Company and third parties	DE
HT-Waterford Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
HT-Adriaen’s Landing Hotel, TRS, LLC	95.662% by Mystic Partners Leaseco, LLC	DE
0.6507% by 44 New England Management Company
3.6873% by a third party
HT Southington Suites TRS, LLC	66% by Mystic Partners Leaseco, LLC	DE
33% by a third party
1% by Mystic Special Purpose Corp.
HT-315 Trumbull Street Associates, LLC	88% by Mystic Partners Leaseco, LLC	DE
12% by a third party
HT-Danbury Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
HT-Warwick Lodgings TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
HT-Norwich Hotel TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
HT-Whitehall Mansion Partners TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
HT-Exit 88 Hotel TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
44 Delaware One, LLC	100% by 44 New England Management Company	DE
44 Delaware Two, LLC	100% by 44 New England Management Company	DE
44 Delaware Three, LLC	100% by 44 New England Management Company	DE
44 Chelsea Delaware, LLC	100% by 44 New England Management Company	DE
44 Long Island One, LLC	100% by 44 New England Management Company	DE
44 Dartmouth, LLC	100% by 44 New England Management Company	DE
44 Alexandria Hotel Management, LLC	100% by 44 New England Management Company	DE
44 Bridgewater, LLC	100% by 44 New England Management Company	DE
44 Charlotte, LLC	100% by 44 New England Management Company	DE
44 Gaithersburg, LLC	100% by 44 New England Management Company	DE
44 Pleasant Hill, LLC	100% by 44 New England Management Company	DE
44 Pleasanton, LLC	100% by 44 New England Management Company	DE
44 White Plains, LLC	100% by 44 New England Management Company	DE
44 Scottsdale, LLC	100% by 44 New England Management Company	DE
HHLP Bridgewater Associates, LLC	100% by HHLP	DE
HHLP Charlotte Associates, LLC	100% by HHLP	DE
HHLP Gaithersburg Associates, LLC	100% by HHLP	DE
HHLP Pleasant Hill Associates, LLC	100% by HHLP	DE
HHLP Pleasanton Associates, LLC	100% by HHLP	DE
HHLP Scottsdale Associates, LLC	100% by HHLP	DE
HHLP White Plains Associates, LLC	100% by HHLP	DE
44 Carlisle Associates	1% by Hersha Hospitality, LLC	PA
99% by HHLP
HHLP Langhorne Two Associates, LP	1% by HHLP Langhorne Two, LLC	PA
99% by HHLP
HHLP Langhorne Two, LLC	100% by HHLP	PA
H Metro Delaware, LLC	100% by HHLP	DE
Metro 29th Street Associates, LLC	50% by H Metro Delaware, LLC	NY
50% by third party
Metro 29th Sublessee, LLC	50% by 44 New England Management Company	NY
50% by third party
Seaport Hospitality, LLC	99% by HHLP	DE
1% 320 Pearl Street, Inc.
320 Pearl Street, Inc.	100% by 44 New England Management Company	NY
Metro JFK Managing Member, LLC	100% by HHLP	NY
HHLP Chester Associates, LLC	100% by HHLP	NY
44 Chester Management, LLC	100% by 44 New England Management Company	DE
44 Metro, LLC	100% by 44 New England Management Company	DE
Seaport TRS, LLC	100% by 44 New England Management Company	DE
The Inn @ Fifth Avenue, LLC	100% by HHLP	NY
44 Norwich Manager, LLC	100% by HHLP	DE
44 Hersha Norwich Associates, LLC	99% by HHLP	CT
1% by 44 Norwich Manager, LLC
44 Norwich, LLC	100% by 44 New England Management Company	DE
HHLP Nevins Street Manager, LLC	100% by HHLP	NY
H Nevins Street Associates, LLC	99% by HHLP	NY
1% by HHLP Nevins Street Manager, LLC